                  U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.

                                FORM 8-K/A

                              AMENDMENT NO. 2

                              CURRENT REPORT

                  Pursuant to Section 13 of 15(d) of the
                     Securities Exchange Act of 1934

                             April 5, 1996
             ------------------------------------------------
             Date of Report (date of earliest event reported)

                          MONUMENT RESOURCES, INC.
           ----------------------------------------------------
           Exact name of Registrant as Specified in its Charter

       Colorado                 33-15528-D               84-1028449
---------------------------   ---------------     ---------------------------
State or Other Jurisdiction   Commission File     IRS Employer Identification
     of Incorporation             Number                    Number

         11 Wilcox Street, P.O. Box 1450, Castle Rock, Colorado 80104
         ------------------------------------------------------------
          Address of Principal Executive Offices, Including Zip Code

                              (303) 688-3993
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The following financial statements are filed herewith:
                                                                    Pages
                                                                    -----
          Independent Auditors' Report                                F-1

          Statement of Revenue and Direct Expenses of the
          Assets Acquired from Crescent Oil & Gas Corporation
          for the Years ended September 30, 1995 and 1994 and
          for the Six Months Ended March 31, 1996 (Unaudited)         F-2

          Notes to Statements of Revenue and Direct Expenses
          of the Assets Acquired From Crescent Oil & Gas
          Corporation                                              F-3 to F-6

     (b) PRO FORMA FINANCIAL INFORMATION. The following pro forma financial information is filed herewith:

          Information Regarding Condensed Pro Forma Combined
          Statement of Operations                                     F-7

          Unaudited Condensed Pro Forma Combined Statement of
          Operations for the Year Ended September 30, 1995 and
          Notes thereto                                               F-8

          Unaudited Condensed Pro Forma Combined Statement of
          Operations for the Six Months Ended March 31, 1996
          and Notes thereto                                           F-9

     (c)  EXHIBITS.

          Exhibit 2 Agreement and Plan of Reorganization among Monument Resources, Inc., Crescent Oil & Gas Corporation, and Powerhouse Resources, Inc., and Addendum thereto*

          Exhibit 2.1   Supplement to Agreement dated August 5, 1996*

          Exhibit 3 Articles of Amendment to Articles of Incorporation (Series A Convertible Preferred Stock)*
          __________________

          * Previously filed

HOLBEN, BOAK, COOPER & CO.
Certified Public Accountants               1720 S. Bellaire Street, Suite 500
Professional Corporation                   Denver, Colorado 80222
                                           (303) 759-2727  FAX (303) 759-2728

                   INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Monument Resources, Inc. and Subsidiary
Castle Rock, Colorado

We have audited the accompanying statements of revenue and direct expenses of the assets acquired by Monument Resources, Inc. from Crescent Oil & Gas Corporation for the years ended September 30, 1995 and 1994. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the results of operations for the assets acquired by Monument Resources, Inc. from Crescent Oil & Gas Corporation for the years ended September 30, 1995 and 1994, in conformity with generally accepted accounting principles.

                                       /s/ Holben, Boak, Cooper & Co.
                                           HOLBEN, BOAK, COOPER & CO.

Denver, Colorado
November 7, 1996

              MONUMENT RESOURCES, INC. AND SUBSIDIARY
             STATEMENTS OF REVENUE AND DIRECT EXPENSES
                   OF THE ASSETS ACQUIRED FROM
                  CRESCENT OIL & GAS CORPORATION
          FOR THE YEARS ENDED SEPTEMBER 30, 1995 AND 1994
              AND THE 6 MONTHS ENDED MARCH 31, 1996

                                   March 31,
                                     1996               September 30,
                                  (Unaudited)        1995           1994
                                   ---------      ---------       --------
Oil and Gas Revenue                 $ 40,274      $  81,818       $ 74,483
Transmission Income                   50,493        140,273            -0-
                                    --------      ---------       --------
                                      90,767        222,091         74,483

Lease Operating Expense               30,615         93,245         70,072
Production Taxes                         428            903          1,297
Transmission Expense                  33,098         66,201            -0-
                                    --------       --------       --------
                                      64,141        160,349         71,369
Excess of Revenue over
direct expenses                     $ 26,626      $  61,742       $  3,114
                                    --------      ---------       --------
                                    --------      ---------       --------

                See Notes to Financial Statements

             MONUMENT RESOURCES, INC. AND SUBSIDIARY
        NOTES TO STATEMENTS OF REVENUE AND DIRECT EXPENSES
                   OF THE ASSETS ACQUIRED FROM
                  CRESCENT OIL & GAS CORPORATION
                           (Continued)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Effective as of April 1, 1996, Monument Resources, Inc. (the "Company") acquired various working and overriding royalty interests of the producing oil and gas properties of Crescent Oil & Gas Corporation ("Crescent"). The acquired assets include interests in (1) the Galvan Ranch property in Webb County, Texas; (2) the Leavenworth, Kansas gas pipeline and related properties, and (3) the East Voss Field located in Knox County, Texas. The accompanying statement presents the revenues and the associated direct expenses of these properties, as incurred by Crescent for the years ended September 30, 1995 and 1994 and for the six months ended March 31, 1996 (unaudited). The statement does not include depreciation, amortization or depletion or any allocation of corporate overhead costs or any other indirect expenses including income taxes.

The Form 8-K, Amendment 2, filed by the Company on April 5, 1996 and which describes the acquisition in detail, should be read in conjunction with these financial statements.

NOTE 2 - MAJOR CUSTOMERS

All oil and gas revenues were derived from three purchasers as follows:

                 Year Ended September 30,
                 ------------------------
                     1994         1995       March 31, 1996
                 -----------   ----------    --------------
          A          78%          89%             89%
          B          11%           5%              5%
          C          11%           6%              6%

NOTE 3 - UNAUDITED OIL AND GAS RESERVE QUANTITIES

The following unaudited reserve estimates presented as of September 30, 1995 and 1994 were prepared by Resource Services International, an independent engineering Company. There are many uncertainties inherent in estimating proved reserve quantities and in projecting future production rates and the timing of development expenditures. In addition, reserve estimates of new discoveries that have little production history are more imprecise than those of properties with more production history. Accordingly, these estimates are expected to change as future information becomes available.

Proved oil and gas reserves are the estimated quantities of crude oil, condensate, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.

Proved developed oil and gas reserves are those reserves expected to be recovered through existing wells with existing equipment and operating methods.

             MONUMENT RESOURCES, INC. AND SUBSIDIARY
        NOTES TO STATEMENTS OF REVENUE AND DIRECT EXPENSES
                   OF THE ASSETS ACQUIRED FROM
                  CRESCENT OIL & GAS CORPORATION
                           (Continued)

Unaudited net quantities of proved and proved developed reserves of crude oil (including condensate) and natural gas (all located within the United States) are as follows:


Changes in Proved Reserves                      (BBLS)       (MCF)
                                                ------      -------
                                                  (in thousands)
Estimated quantity, September 30, 1993            -0-         3568
    Production                                    -0-       <   97>
    Acquisition                                   252          -0-
    Revision                                      -0-         2943
                                                 ----        -----
Estimated quantity, September 30, 1994            252         6414

    Production                                    -0-       <  105>
    Revisions                                  <  84>       <  760>
                                                 ----        -----
Estimated quantity, September 30, 1995           168          5549
                                                 ----        -----
                                                 ----        -----

Proved reserves at year end   Developed    Undeveloped       Total
---------------------------   ------------------------       -----
Oil (Bbls) (in thousands)

September 30, 1994               -0-           252            252
September 30, 1995               -0-           168            168

Gas (MCF)(in thousands)

September 30, 1994              1887          4527           6414
September 30, 1995               638          4911           5549

The following table presents a standardized measure of the discounted future net cash flows attributable to the Company's proved oil and gas reserves. Future cash inflows were computed by applying year-end prices of oil and gas to the estimated future production of proved oil and gas reserves. The future production and development costs represent the estimated future expenditures (based on current costs) to be incurred in developing and producing the proved reserves, assuming continuation of existing economic conditions. Future income tax expenses were computed by applying statutory income tax rates to the difference between pre-tax net cash flows relating to the Company's proved oil and gas reserves and the tax basis of proved oil and gas properties and available net operating loss carryforwards. Discounting the future net cash inflows at 10% is a method to measure the impact of the time value of money.

             MONUMENT RESOURCES, INC. AND SUBSIDIARY
        NOTES TO STATEMENTS OF REVENUE AND DIRECT EXPENSES
                   OF THE ASSETS ACQUIRED FROM
                  CRESCENT OIL & GAS CORPORATION
                           (Continued)

                                              September 30,
                                             1995        1994
                                          ----------------------
                                              (in thousands)
Future cash inflows                        $ 12,910    $ 17,488
Future production and development costs     < 6,182>   <  7,741>
Future income tax expense                       -0-         -0-
                                           --------    --------
Future net cash flows                         6,728       9,747
10% annual discount for
   estimating timing of cash flows          < 3,011>    < 4,187>
                                           --------    --------
Standardized measure of discounted
   future net cash flows                   $  3,717    $  5,560
                                           --------      --------
                                           --------      --------

The following presents the principal sources of the changes in the standardized measure of discounted future cash flows:

                                              September 30,
                                       --------------------------
                                         1995              1994
                                       --------          --------
                                            (in thousands)
Standardized measure of
   discounted future net cash
   flows, beginning of year            $  5,560          $  2,218
                                       --------          --------
Sales and transfers of oil and
   gas produced, net of
   production costs                     <    62>          <     3>

Extensions and revisions                < 2,218>            1,706

Net changes in prices and
   production costs                     <   119>          <   390>

Other                                       -0-               132

Acquisitions                                -0-             1,675

Accretion of discount                       556               222
                                       --------          --------
                                        < 1,843>          < 3,342>
Standardized measure of discounted
   future cash flows, end of year      $  3,717          $  5,560
                                       --------          --------
                                       --------          --------

             MONUMENT RESOURCES, INC. AND SUBSIDIARY
        NOTES TO STATEMENTS OF REVENUE AND DIRECT EXPENSES
                   OF THE ASSETS ACQUIRED FROM
                  CRESCENT OIL & GAS CORPORATION
                           (Continued)

NOTE 4 - SUBSEQUENT EVENTS

On May 10, 1996, the Company sold approximately one-half of its interest in the Galvan Ranch property located in Webb County, Texas for $565,000. No gain or loss was recognized on this transaction because the Company had assigned a basis of $565,000 to the acquisition in the Galvan Ranch property and wrote off that basis against the sales price.

                     INFORMATION REGARDING
                  CONDENSED PRO FORMA COMBINED
                    STATEMENT OF OPERATIONS

The following unaudited condensed pro forma combined statements of operations for the year ended September 30, 1995 and the six months ended March 31, 1996 are presented to show the effects of the acquisition of certain oil and gas producing properties (the "Properties") by Monument Resources, Inc. ("Monument") as if the acquisition had taken place on October 1, 1994. The acquisition, which occurred effective April 1,1996, is accounted for as a purchase. The financial information for Monument for the year ended September 30, 1995 and six months ended March 31, 1996 is derived from its Form 10-KSB and 10-QSB as filed for those periods and should be read in conjunction with these statements. Additionally, Form 8-K, Amendment 2, filed by the Company on April 5, 1996, and which describes the acquisition of the properties in detail and the Company's Form 10-QSB for the quarter ended June 30, 1996, which contains a balance sheet for the Company that reflects the acquisition, should also be read in conjunction with these statements.

The pro forma results of operations are not necessarily indicative of the results of operations that would actually have occurred if the transaction had been effective as of October 1, 1994.

             MONUMENT RESOURCES, INC. AND SUBSIDIARY
       CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                  Year Ended September 30, 1995
                           (Unaudited)
                                                        Pro Forma
                                     Historical        Adjustments
                                 ------------------- --------------- Pro Forma
                                 Monument Properties  Debit   Credit Combined
Revenues                         -------- ---------- -------  ------ ---------
  Oil & Gas                                  81,818                     81,818
  Gain on Sale of Investments      362,969        0                    362,969
  Interest                           8,086                               8,086
  Transmission Income                    0  140,273                    140,273
                                 ---------  -------                   --------
                                   371,055  222,091                    593,146
                                 ---------  -------                   --------
Costs & Expenses
  Oil & Gas production                   0   94,148                     94,148
  Abandonment of Mineral and Oil
    & Gas properties and explor-
    ation costs                     42,229                              42,229
  Depreciation, depletion &
    amortization                        23          (1)35,000           35,023
  Transmission expense                   0   66,201                     66,201
  Selling, general &
    administrative                 110,173        0 (2) 5,000          115,173
  Income taxes                      20,279        - (3)56,721           77,000
                                   -------  ------- ---------  ------ --------
                                   172,704  160,349    96,721       0  429,774
                                 ---------  ------- ---------  ------ --------
Net Income                         198,351   61,742   <96,721>      0  163,372
                                 ---------  ------- ---------  ------ --------
                                 ---------  ------- ---------  ------ --------
Net Income per common share           0.05      n/a                       0.02
                                 ---------  -------                   --------
                                 ---------  -------                   --------
Weighted average number of
  common shares outstanding      4,279,151      n/a                  7,279,151
                                 ---------  -------                  ---------
                                 ---------  -------                  ---------

  NOTES TO CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS

(A)    Pro forma adjustments:

     (1) To record depletion and amortization on the properties acquired, using the full cost method. Depletion and amortization of the properties valued at $2,600,000 is computed using a unit-of-production method based on proved reserves as determined by independent engineers.

   (2) Estimated accounting and legal costs associated with SEC filings regarding the acquisition.

     (3)  To record additional income taxes.

(B)    Pro forma income per share:

The income per common share is based on the weighted average number of common shares outstanding for the period presented.

             MONUMENT RESOURCES, INC. AND SUBSIDIARY
       CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                 Six Months Ended March 31, 1996
                           (Unaudited)

                                                        Pro Forma
                                      Historical       Adjustments
                                 ------------------- -------------- Pro Forma
                                 Monument Properties  Debit  Credit  Combined
                                 -------- ---------- ------- ------- --------
Revenues
  Oil & Gas                          4,405   40,274                    44,679
  Gain on Stock Sale                69,325                             69,325
  Transmission Income                    0   50,493                    50,493
  Interest & Other                  10,739                             10,739
                                 ---------  -------                  --------
                                    84,469   90,767                   175,236
                                 ---------  -------                  --------
Costs & Expenses
  Oil & Gas production               1,569   31,043                    32,612
  Depreciation, depletion &
    amortization                     2,972          (1)24,880          27,852
  Selling, general &
    administrative                  43,293                             43,293
  Transmission Expense                   0   33,098                    33,098
  Income taxes                       7,000        - (2)<1,200>          5,800
                                   -------  ------- --------- ------ --------
                                    54,834   64,141    23,680         142,655
                                 ---------  ------- --------- ------ --------

Net Income                          29,635   26,626   <23,680>     0   32,581
                                 ---------  ------- --------- ------ --------
                                 ---------  ------- --------- ------ --------
Net Income per common share           0.01      n/a                         -
                                 ---------  -------                  --------
                                 ---------  -------                  --------
Weighted average number of
  common shares outstanding      4,587,000      n/a                 7,587,000
                                 ---------  -------                 ---------
                                 ---------  -------                 ---------

  NOTES TO CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS

(A)  Pro forma adjustments:

     (1) To record depletion and amortization on the properties acquired, using the full cost method. Depletion and amortization of the properties valued at $2,600,000 is computed using a unit-of-production method based on proved reserves as determined by independent engineers.

    (2)  To record reduction of income taxes expense.

(B)  Pro forma income per share:

The income per common share is based on the weighted average number of common shares outstanding for the period presented.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   MONUMENT RESOURCES, INC.

Date: November 15, 1996
                                   By /s/ A.G. Foust
                                      A.G. Foust, President